UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 24, 2025
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DOORDASH, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39759	46-2852392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
303 2nd Street, South Tower, 8th Floor
San Francisco, California 94107
(Address of principal executive offices) (Zip Code)
(650) 487-3970
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.00001 per share	DASH	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 24, 2025, DoorDash, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following four proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2025:

1.To elect four Class II directors to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified;

2.To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025;

3.To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

4.To approve an amendment to the Company’s amended and restated certificate of incorporation to reflect certain Delaware law provisions regarding officer exculpation.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey Blackburn	810,884,397	15,364,091	413,780	24,332,274
John Doerr	725,391,186	100,013,057	1,258,025	24,332,274
Andy Fang	772,215,743	53,290,256	1,156,269	24,332,274
Diego Piacentini	764,568,452	60,969,103	1,124,713	24,332,274

Based on the votes set forth above, each director nominee was duly elected to serve until the 2028 annual meeting of stockholders and until their successor is duly elected and qualified.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
849,550,705	1,029,550	414,287

Based on the votes set forth above, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

3. Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
790,838,640	35,360,518	463,110	24,332,274

Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

4. Amendment to Amended and Restated Certificate of Incorporation

For	Against	Abstain	Broker Non-Votes
664,853,005	156,802,452	5,006,811	24,332,274

Based on the votes set forth above, the amendment to the Company’s amended and restated certificate of incorporation to reflect certain Delaware law provisions regarding officer exculpation was approved.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOORDASH, INC.

Date: June 25, 2025	By:	/s/ Tia Sherringham
	Name:	Tia Sherringham
	Title:	General Counsel and Secretary